SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 1996

                                SUN BANCORP, INC.
--------------------------------------------------------------------------------
         (Exact name of Registrant as specified in its Charter)

         New Jersey                  0-20957            52-1382541
----------------------------       --------------       -------------
(State or other jurisdiction       (SEC File No.)       (IRS Employer
     of incorporation)                                  Identification
                                                        Number)

226 Landis Avenue, Vineland, New Jersey                   08360
---------------------------------------                   -----
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:(609) 691-7700
                                                   --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events
---------------------

      On September 25, 1996, the Registrant announced that the Board of Directors had declared a 5% stock dividend to all stockholders of record on October 15, 1996, payable on October 30, 1996. No fractional shares will be issued and in lieu thereof stockholders will receive cash based on the fair market value as of the record date.

      For further details, reference is made to the Press Release dated September 25, 1996, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information
--------------------------------------------------------------
         and Exhibits
         ------------

Exhibit 99 -- Press Release dated September 25, 1996.
----------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    SUN BANCORP, INC.

Date:  September 30, 1996           By:  /s/ Philip W. Koebig
                                         ------------------------
                                         Philip W. Koebig
                                         Executive Vice President